UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2014

OPTEX SYSTEMS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54114	90-0609531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Presidential Drive, Richardson, TX	75081-2439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 644-0722

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition of Assets

This Amendment No. 1 to Form 8-K amends and supplements the Current Report on Form 8-K filed by Optex Systems Holdings, Inc. (with its subsidiary, the “Company”) on November 7, 2014 with the SEC to provide additional financial information under Item 9.01 of Form 8-K as required to be filed on an amendment to Form 8-K within 71 days of the original filing date of the Form 8-K. The financial statements attached hereto as Exhibits 99.1 and 99.2 represent the requisite financial statements under Item 9.01 of Form 8-K to be presented as a result of the Company’s acquisition of the assets comprising the Applied Optics Product Line (“AOC”) of L-3 Communications, Inc. (“L-3”), which the Company acquired from L-3 in an asset acquisition transaction which was consummated on November 3, 2014. The financial statements being presented are the Financial Statements of Business Acquired under Item 9.01(a) are Special Purpose Statements of Net Assets Acquired and Special Purpose Statements of Revenues and Direct Expenses, which are in abbreviated format and are presented in lieu of the financial information otherwise required by Rule 8-04 of Regulation S-X, as a result of a letter from the SEC, dated January 5, 2015, stating no objection to provision of the above described abbreviated financial information, as more specifically outlined in this letter. Note 2 to the financial statements attached hereto as Exhibit 99.1 provides further information regarding the reasons for which abbreviated financial statements are presented and how the financial statements are not indicative of the results of the AOC business on a prospective basis.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Special Purpose Statements of Net Assets Acquired for the Applied Optics Products Line as of September 30, 2014 (unaudited), December 31, 2013 and 2012, and the Special Purpose Statements of Revenues and Direct Expenses for the nine month periods ended September 30, 2014 (unaudited) and 2013 (unaudited) and for the years ended December 31, 2013 and 2012 are attached to this Amendment No. 1 to Form 8-K as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The Pro Forma Condensed Balance Sheet (unaudited) as of September 28, 2014 is attached to this Amendment No. 1 to Form 8-K as Exhibit 99.2 and incorporated herein by reference.

The Pro Forma Condensed Statements of Operations (unaudited) for the twelve months ended September 28, 2014 are attached to this Amendment No. 1 to Form 8-K as Exhibit 99.2 and incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of PMB Helin Donovan, LLP, Independent Auditors.
99.1	Special Purpose Statements of Net Assets Acquired for the Applied Optics Products Line as of September 30, 2014 (unaudited), December 31, 2013 and 2012, and Special Purpose Statements of Revenues and Direct Expenses for the nine month periods ended September 30, 2014 (unaudited) and 2013(unaudited) and for the years ended December 31, 2013 and 2012.
99.2	Pro Forma Condensed Balance Sheet (unaudited) as of September 28, 2014
Pro Forma Condensed Statements of Operations (unaudited) for the twelve months ended September 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optex Systems Holdings, Inc.
(Registrant)

	By:	/s/ Danny Schoening
Danny Schoening
	Title:	CEO

Date: January 19, 2015

Exhibit Index

Exhibit No.	Description

23.1	Consent of PMB Helin Donovan, LLP, Independent Auditors.
99.1	Special Purpose Statements of Net Assets Acquired for the Applied Optics Products Line as of September 30, 2014 (unaudited), December 31, 2013 and 2012, and Special Purpose Statements of Revenues and Direct Expenses for the nine month periods ended September 30, 2014 (unaudited) and 2013 (unaudited) and for the years ended December 31, 2013 and 2012.
99.2	Pro Forma Condensed Balance Sheet (unaudited) as of September 28, 2014
Pro Forma Condensed Statements of Operations (unaudited) for the twelve months ended September 28, 2014.